CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Current assets
Cash and cash equivalents	$ 2,271	$ 1,043
Restricted cash	0	1,311
Trade receivables, net	3,573	3,586
Other receivables	3,224	4,980
Due from related parties	10	5
Due from Joint Ventures	1,679	0
Inventories	288	81
Prepaid expenses	888	646
Deferred charges, net	489	573
Total current assets	12,422	12,225
Restricted cash	31	31
Investments in Joint Ventures	0	1,040
Advances for acquisition of coal property	21,855	11,000
Advances for vessel acquisition	22,747	0
Vessels and other fixed assets, net	35,067	37,503
Property equipement and mine development costs	35,067	37,503
Owned and leased mineral net of accumulated depletion rights, land and building	20,977	0
Goodwill	28,007	0
Other non-current assets	174	0
Total non-current assets	138,909	49,574
Total assets	151,331	61,799
Current liabilities
Current portion of long-term debt	60,306	78,739
Accounts payable, trade	21,451	13,618
Accrued liabilities	15,173	10,660
Share settled debt	72,595	0
Convertible notes, net	101,651	62,552
Promissory notes payable	0	11,000
Derivative financial instruments	20,491	767
Due to related parties	34	90
Total current liabilities	291,701	177,426
Non-current liabilities
Asset retirement obligations	979	0
Total non-current liabilities	979	0
Total liabilities	292,680	177,426
Commitments and contingencies
Shareholders' deficit
Preferred Shares, $0.01 par value, 500 million shares authorized, none issued	0	0
Common Shares, $0.10 par value, 1 billion shares authorized, 3.23 million and 0.88 million shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively	324	88
Additional paid-in capital	832,911	700,679
Accumulated deficit	(973,263)	(815,031)
Other comprehensive income	34	0
Total NewLead Holdings' shareholders' deficit	(139,994)	(114,264)
Noncontrolling interest	(1,355)	(1,363)
Total shareholders' deficit	(141,349)	(115,627)
Total liabilities and shareholders' deficit	$ 151,331	$ 61,799